Exhibit 99.2

TSYS Announces 14.8% Increase in Earnings for First Six Months of 2003
Page 4 of 8

                                      TSYS
                              Financial Highlights
                      (In thousands, except per share data)

                                                -------------------------------------------- --------------------------------------
                                                                 Three months ended                       Six months ended
                                                                      June 30,                                 June 30,
                                                -------------------------------------------- ---------------------------------------
                                                                                 Percentage                               Percentage
                                                    2003                2002       Change         2003            2002     Change
                                                ---------------   ------------- ------------ --------------  --------- -------------
Revenues

    Electronic payment processing services      $     177,306        153,579        15.5 %       345,132        296,736      16.3 %
    Other services                                     25,755         27,986        (8.0)         50,808         55,645      (8.7)
                                                ---------------   -------------              ------------  ------------
      Revenues before reimbursables                   203,061        181,565        11.8         395,940        352.381      12.4
    Reimbursable items                                 54,638         60,041        (9.0)        113,112        117,148      (3.5)
                                                ---------------   -------------              ------------  ------------
       Total revenues                                 257,699        241,606         6.7         509,052        469,529       8.4
                                                ---------------   -------------              ------------  ------------
Expenses
    Employment                                         83,600         73,588        13.6         159,696        142,320      12.2
    Occupancy & equipment                              50,407         41,719        20.8         102,027         85,949      18.7
    Other                                              24,311         27,984       (13.1)         46,328         49,864      (7.1)
    (Gain)/Loss on disposal of equipment                  (13)            (1)         nm             (35)             1        nm
                                                ---------------   -------------              ------------  ------------
       Expenses before reimbursables                  158,305         143,290        10.5         308,016       278,134      10.7
    Reimbursable items                                 54,638          60,041        (9.0)        113,112       117,148      (3.5)
                                                ---------------   -------------              ------------  ------------

       Total operating expenses                       212,943         203,331         4.7         421,128       395,282       6.5
                                                ---------------   -------------              ------------  ------------
Operating Income                                       44,756          38,275        16.9          87,924        74,247      18.4
Other Income                                            3,001           1,174       155.5           3,013         1,353     122.6
                                                ---------------   -------------              ------------  ------------
Income before Income Taxes, Minority Interest
   and Equity in Income of Joint Ventures              47,757          39,449        21.1          90,937        75,600      20.3
Income Taxes                                           18,108          14,154        27.9          33,622        27,411      22.7
Minority Interest                                        (142)            (47)         nm            (260)          (33)       nm
Equity in Income of Joint Ventures                      4,800           4,904        (2.1)          8,988         9,378      (4.2)
                                                ---------------   -------------              ------------  ------------

Net Income                                      $      34,307          30,152        13.8          66,043        57,534      14.8
                                                ===============   =============              ============  ============
Basic Earnings Per Share                        $        0.17            0.15        13.9 %          0.34          0.29      14.9 %
                                                ===============   =============              ============  ============
Diluted Earnings Per Share                      $        0.17            0.15        14.1 %          0.33          0.29      15.1 %
                                                ===============   =============              ============  ============
Dividend Declared Per Share                     $      0.0200          0.0175                      0.0375        0.0325
                                                ===============   =============              ============  ============
Average Common Shares Outstanding                 196,703,341     197,003,560                 196,875,450   196,983,384
                                                ===============   =============              ============  ============
Average Common and Common
  Equivalent Shares Outstanding                   197,207,696     197,690,794                 197,242,500   197,735,727
                                                ===============   =============              ============  ============
Effective Tax Rate                                      34.6 %           32.0 %                      33.7 %        32.3 %
                                                ===============   =============              ============  ============

Note: nm = not meaningful

TSYS Announces 14.8% Increase in Earnings for First Six Months of 2003
Page 5 of 8

                                      TSYS
                                Segment Breakdown
                                 (In thousands)

                                   Three Months Ended June 30, 2003                    Three Months Ended June 30, 2002
                         --------------------------------------------------  -------------------------------------------------------
                         Domestic-based  International-based                 Domestic-based   International-based
                           Transaction       Transaction                      Transaction        Transaction
                           Processing         Processing      Consolidated   Processing          Processing        Consolidated
                         ---------------- ------------------- ------------  ---------------- -------------------- -----------------

Total revenue           $  237,848          20,485              258,333        225,484          16,669                     242,153
Intersegment revenue            (1)           (633)                (634)          (156)           (391)                       (547)
                           ---------------- ------------------- ------------  ---------------- -------------------- ---------------
   Revenues from
     external customers $  237,847          19,852              257,699        225,328          16,278                     241,606
                           ================ =================== ============  ================ ==================== ===============
Depreciation and
   amortization         $   20,942           2,553               23,495         15,998           2,088                      18,086
                           ================ =================== ============  ================ ==================== ===============
Segment operating
   income               $   41,485           3,271               44,756         37,078           1,197                      38,275
                           ================ =================== ============  ================ ==================== ===============
Income tax expense      $   16,732           1,376               18,108         13,483             671                      14,154
                           ================ =================== ============  ================ ==================== ===============
Equity in income
   of joint ventures    $    4,550             250                4,800          4,690             214                       4,904
                           ================ =================== ============  ================ ==================== ===============
Net Income              $   32,181           2,126               34,307         29,147           1,005                      30,152
                           ================ =================== ============  ================ ==================== ===============
Average accounts
   on file                 247,659          12,992              260,651        217,278          11,824                     229,102
                           ================ =================== ============  ================ ==================== ===============



                                  Six Months Ended June 30, 2003                          Six Months Ended June 30, 2002
                         ---------------------------------------------------  -----------------------------------------------------
                         Domestic-based  International-based                  Domestic-based   International-based
                           Transaction       Transaction                       Transaction        Transaction
                           Processing         Processing      Consolidated    Processing          Processing        Consolidated
                         ---------------- ------------------- --------------  --------------- -------------------- ----------------
Total revenue           $  470,968          39,196              510,164        438,882          31,743                     470,625
Intersegment revenue            (3)         (1,109)              (1,112)          (307)           (789)                     (1,096)
                           ---------------- ------------------- ------------  --------------- -------------------- ----------------
   Revenues from
     external customers $  470,965          38,087              509,052        438,575          30,954                     469,529
                           ================ =================== ============  =============== ==================== ================
Depreciation and
   amortization         $   40,548           5,050               45,598         30,672           4,089                      34,761
                           ================ =================== ============  =============== ==================== ================
Segment operating
   income               $   82,966           4,958               87,924         73,105           1,142                      74,247
                           ================ =================== ============  =============== ==================== ================
Income tax expense      $   31,629           1,993               33,622         26,634             777                      27,411
                           ================ =================== ============  =============== ==================== ================
Equity in income
   of joint ventures    $    8,492             496                8,988          8,917             461                       9,378
                           ================ =================== ============  =============== ==================== ================
Net Income              $   62,988           3,055               66,043         56,561             973                      57,534
                           ================ =================== ============  =============== ==================== ================
Average accounts
   on file                 243,612          12,817              256,429        220,383          11,764                     232,147
                           ================ =================== ============  =============== ==================== ================

 Note: Revenues for domestic-based processing services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based processing services include electronic payment processing services and other services provided outside the United States to clients based outside the United States.




                                    - more -

TSYS Announces 14.8% Increase in Earnings for First Six Months of 2003
Page 6 of 8


Balance Sheet Information:
(in thousands)                                                                   Jun 2003               Dec 2002
                                                                         ------------------------- --------------------
Assets
  Current assets:
      Cash and cash equivalents                                      $                  48,175          109,171
      Restricted cash                                                                    8,943            4,035
      Accounts receivable, net                                                         137,679          121,439
      Prepaid expenses and other current assets                                         37,629           31,334
                                                                         ------------------------- --------------------
        Total current assets                                                           232,066           265,979
    Property, plant and equipment, net                                                 218,950           120,835
  Computer software, net                                                               204,971           200,297
  Contract acquisition costs, net                                                      129,434           123,729
  Goodwill, net                                                                         29,612             3,619
  Equity investments, net                                                               57,867            54,181
  Other assets                                                                          20,047            14,228
                                                                         -----------------------   --------------------
        Total assets                                                                   892,947           782,868
                                                                     $   =======================   ====================

 Liabilities and Shareholders' Equity
   Current liabilities:
      Accounts payable                                                                  17,457            10,366
      Accrued salaries and employee benefits                                            24,178            43,315
      Current portion of long-term debt and obligations under
          capital leases                                                                   294                68
      Billings in excess of costs on uncompleted contracts                              28,473               -
      Other current liabilities                                                         70,512            60,233
                                                                         ------------------------- --------------------
        Total current liabilities                                                      140,914           113,982

    Long-term debt and obligations under capital leases, excluding
       current portion                                                                  20,548                67
    Other accounts payable                                                                 188               563
    Deferred income tax liabilities                                                     74,601            63,306
                                                                         ------------------------- --------------------
        Total liabilities                                                              236,251           177,918
                                                                         ------------------------- --------------------
 Minority interest in consolidated subsidiary                                            3,013             2,744
                                                                         ------------------------- --------------------
 Shareholders' Equity:
    Common stock                                                                        19,725            19,725
    Additional paid-in capital                                                          35,104            35,143
    Accumulated other comprehensive income (loss)                                        2,676             1,053
    Treasury stock                                                                     (12,087)           (3,316)
    Retained earnings                                                                  608,265           549,601
                                                                         ------------------------- --------------------
        Total shareholders' equity                                                     653,683           602,206
                                                                         ------------------------- --------------------
        Total liabilities and shareholders' equity                   $                 892,947           782,868
                                                                         ========================= ====================


                                                       - more -

TSYS Announces 14.8% Increase in Earnings for First Six Months of 2003
Page 7 of 8


Cash Flow Information:                                                                Six Months Ending:
(in thousands)                                                                  June 2003               June 2002
                                                                        -------------------------- --------------------
Cash flows from operating activities:
   Net income                                                       $                   66,043           57,534
      Adjustments to reconcile net income to net cash
          provided by operating activities:
       Minority interest in consolidated subsidiary's net income                           260               33
       Equity in income of joint ventures                                               (8,988)          (9,378)
       (Gain) loss on currency translation adjustments, net                             (1,162)               4
       Depreciation and amortization                                                    45,598           34,761
       Charges for bad debts and billing adjustments                                       (97)           4,828
       Charges for transaction processing                                                2,164            6,915
       Billings in excess of costs on uncompleted contracts                             28,472              -
       Accounts payable                                                                  4,597          (12,240)
       Accrued salaries and employee benefits                                          (19,179)         (19,580)
       Other working capital                                                            (7,044)          13,255
                                                                        -------------------------- --------------------
           Net cash provided by operating activities                                   110,664           76,132
                                                                        -------------------------- --------------------

 Cash flows from investing activities:
   Purchase of property and equipment                                                 (107,432)           (7,815)
   Additions to computer software                                                      (29,033)          (35,644)
   Increase in contract acquisition costs                                              (13,379)          (27,684)
   Cash acquired in acquisition of subsidiary                                            4,442             2,858
   Cash used in acquisition                                                            (36,000)              -
   Other                                                                                 5,344            17,864
                                                                        -------------------------- --------------------
           Net cash used in investing activities                                      (176,058)          (50,421)
                                                                        -------------------------- --------------------

 Cash flows from financing activities:
   Purchase of common stock                                                             (9,485)             -
   Proceeds from issuance of long-term debt                                             20,234              -
   Other                                                                                (6,312)          (5,721)
                                                                        -------------------------- --------------------
           Net cash used in financing activities                                         4,437           (5,721)
                                                                        -------------------------- --------------------
 Effect of foreign currency translation on cash and cash equivalents                       (39)          (1,615)
                                                                        -------------------------- --------------------
           Net increase (decrease) in cash and cash equivalents                        (60,996)           18,375
 Cash and cash equivalents at beginning of year                                        109,171            58,659
                                                                        -------------------------- --------------------
 Cash and cash equivalents at end of period                         $                   48,175            77,034
                                                                        ========================== ====================


                                    - more -

TSYS Announces 14.8% Increase in Earnings for First Six Months of 2003
Page 8 of 8

Supplemental Information:

                                                                             Accounts on file at:
                                                   -------------------------------------------------------------------------------
                                                        June 2003         %           June 2002            %          % Chg
                                                   -------------------- ------- ----------------------- --------- ----------------
              Accounts on File (in millions):

                                     Consumer                  144,998    55.2                 121,817      53.8            19.0 %
                           Debit/Stored Value                    7,870     3.0                   4,982       2.2            58.0
                      Government services/EBT                    6,718     2.6                     526       0.1              nm
                                       Retail                   82,623    31.5                  80,594      35.6             2.5
                                   Commercial                   20,245     7.7                  18,738       8.3             8.0
                                                   -------------------- ------- ----------------------- ---------
                                                               262,454   100.0                 226,657     100.0            15.8 %
                                                   ==================== ======= ======================= =========
                          nm = not meaningful

QTD Average Accounts on File (in millions)                     260,651                         229,102                      13.8 %
YTD Average Accounts on File (in millions)                     256,429                         232,147                      10.5 %

                                                                            Accounts on file at:
                                                   -------------------------------------------------------------------------------
                                                        June 2003         %           June 2002            %          % Chg
                                                   -------------------- ------- ----------------------- --------- ----------------
              Accounts on File (in millions):
                                     Domestic                  217,249    82.8                 197,772      87.8             9.8 %
                                International                   45,205    17.2                  28,885      12.2            56.5
                                                      ----------------- ------- ----------------------- ---------
                                                               262,454   100.0                 226,657     100.0            15.8 %
                                                   ==================== ======= ======================= =========

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Geographic Area Data: The following geographic area data represents revenues for the three months and six months ended June 30 on where the client is located:

                                                                            Three Months Ended June 30,
                                                   -------------------------------------------------------------------------------
                                                          2003            %              2002              %          % Chg
                                                   -------------------- ------- ----------------------- --------- ----------------
                       (dollars in millions):

                                United States   $              209,024    81.2                 206,685      85.6             1.1 %
                                      Canada*                   19,137     7.4                  11,016       4.6            73.7
                                       Europe                   16,921     6.6                  13,782       5.7            22.8
                                       Mexico                    9,117     3.5                   7,094       2.9            28.5
                                        Japan                    2,931     1.1                   2,496       1.0            17.4
                                        Other                      569     0.2                     533       0.2             6.8
                                                   -------------------- ------- ----------------------- ---------
                                                $              257,699   100.0                 241,606     100.0             6.7
                                                   ==================== ======= ======================= =========


                                                                             Six Months Ended June 30,
                                                   -------------------------------------------------------------------------------
                                                          2003            %              2002              %          % Chg
                                                   -------------------- ------- ----------------------- --------- ----------------
                       (dollars in millions):
                                United States   $              417,620    82.0                 403,335      85.9             3.5 %
                                       Canada*                  35,129     6.9                  21,043       4.5            66.9
                                       Europe                   32,354     6.4                  26,022       5.5            24.3
                                       Mexico                   17,086     3.4                  13,105       2.8            30.4
                                        Japan                    5,733     1.1                   4,931       1.1            16.2
                                        Other                    1,130     0.2                   1,093       0.2             3.4
                                                   -------------------- ------- ----------------------- ---------
                                                $              509,052   100.0                 469,529     100.0             8.4
                                                   ==================== ======= ======================= =========


* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.


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